UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2009

Virgin Mobile USA, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33735	20-8826316
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

10 Independence Boulevard Warren, NJ	07059
(Address of principal executive offices)	(Zip Code)

(908) 607-4000

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On July 28, 2009, Virgin Mobile USA, Inc. (the “Company”) announced that it has entered into an agreement whereby the Company will merge with Sprint Mozart, Inc., a newly formed wholly-owned subsidiary of Sprint Nextel Corporation. In connection with this announcement, the Company issued a press release which is being filed as Exhibit 99.1 to this Current Report on Form 8-K.

Safe Harbor

This report includes forward-looking statements regarding the proposed acquisition and related transactions that are not historical or current facts and deal with potential future circumstances and developments, in particular information regarding the rate of growth in the prepaid wireless segment, expected synergies from the acquisition, and whether and when the transactions contemplated by the merger agreement will be consummated. Forward-looking statements are qualified by the inherent risk and uncertainties surrounding future expectations generally and may materially differ from actual future experience. Risks and uncertainties that could affect forward-looking statements include: the failure to realize synergies as a result of operational efficiencies, streamlined distribution and general and administrative reductions in the timeframe expected or at all; unexpected costs or liabilities; the result of the review of the proposed transaction by various regulatory agencies, and any conditions imposed in connection with the consummation of the transaction; approval of the transaction agreement by the stockholders of Virgin Mobile and satisfaction of various other conditions to the closing of the transaction contemplated by the transaction agreement; and the risks that are described from time to time in Sprint Nextel’s and Virgin Mobile’s respective reports filed with the Securities and Exchange Commission (SEC), including the annual report on Form 10-K for the year ended December 31, 2008 and quarterly report on Form 10-Q for the quarter ended March 31, 2009 of each of Sprint Nextel and Virgin Mobile. This report speaks only as of its date and Sprint Nextel and Virgin Mobile disclaim any duty to update the information herein.

Important Additional Information will be Filed with the SEC

In connection with the proposed transaction, Sprint Nextel will file a registration statement on Form S-4 with the SEC. VIRGIN MOBILE STOCKHOLDERS ARE ENCOURAGED TO READ THE REGISTRATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, INCLUDING THE PROXY STATEMENT/PROSPECTUS THAT WILL BE PART OF THE REGISTRATION STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION. The final proxy statement/prospectus will be mailed to stockholders of Virgin Mobile. Investors and security holders will be able to obtain the documents free of charge at the SEC’s web site, www.sec.gov, or by directing a request to Virgin Mobile Investor Relations at investorrelations@virginmobileusa.com or 908-607-4108. In addition, investors and security holders may access copies of the documents filed with the SEC by Virgin Mobile on its web site at www.virginmobileusa.com, when they become available.

Participants in Solicitation

Sprint Nextel, Virgin Mobile and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the transaction. Information concerning Sprint’s participants is set forth in the proxy statement dated March 30, 2009 for Sprint Nextel’s 2009 annual meeting of shareholders as filed with the SEC on Schedule 14A. Information concerning Virgin Mobile’s participants is set forth in the proxy statement dated April 7, 2009 for Virgin Mobile’s 2009 annual meeting of stockholders as filed with the SEC on Schedule 14A. Additional information regarding the interests of participants of Sprint Nextel and Virgin Mobile in the solicitation of proxies in respect of the proposed transaction will be included in the registration statement and proxy statement/prospectus contained therein, to be filed with the SEC.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press release issued July 28, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Virgin Mobile USA, Inc.

Date: July 28, 2009	/s/ Peter Lurie
Name: Peter Lurie
Title: General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued July 28, 2009.

5